UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 4, 2008
Date of report (Date of earliest event reported)
HUTCHINSON TECHNOLOGY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-14709	41-0901840

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E.,
Hutchinson, Minnesota	55350

(Address of Principal Executive Offices)	(Zip Code)
(320) 587-3797
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On February 4, 2008, we issued a press release announcing that our board of directors has approved a share repurchase program authorizing us to spend up to $130 million to repurchase shares of our common stock from time to time. A press release announcing the share repurchase program is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated February 4, 2008 regarding share repurchase program

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED
Date: February 4, 2008	/s/ John A. Ingleman
John A. Ingleman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99.1	Press Release dated February 4, 2008 regarding share repurchase program	Filed Electronically